Exhibit 10.1




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                  REGISTRATION RIGHTS AND SHAREHOLDER AGREEMENT

                                     BETWEEN

                                   CULP, INC.

                                       AND

                        INTERNATIONAL TEXTILE GROUP, INC.




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                          Dated as of January 22, 2007
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                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS


                                   ARTICLE II

                        REGISTRATION UNDER SECURITIES ACT

2.1   Registration on Request..................................................3
2.2   Incidental Registration..................................................4
2.3   Registration Procedures..................................................5
2.4   Underwritten Offerings...................................................8
2.5   Preparation; Reasonable Investigation....................................8
2.6   Participation in Underwritten Registrations..............................9
2.7   Adjustments Affecting Registrable Securities.............................9

                                   ARTICLE III

                              STANDSTILL AGREEMENT

3.1   No Purchase of Additional Securities.....................................9

                                   ARTICLE IV

                                VOTING AGREEMENT

4.1   Voting Agreement and Grant of Proxy.....................................10

                                    ARTICLE V

                                  MISCELLANEOUS

5.1   Other Registration Rights...............................................10
5.2   Indemnification.........................................................10
5.3   Amendments and Waivers..................................................13
5.4   Assignment; No Third-Party Rights.......................................13
5.5   Notices.................................................................13
5.6   Binding Agreement.......................................................14
5.7   Descriptive Headings....................................................14
5.8   Specific Performance....................................................14
5.9   Governing Law...........................................................14
5.10  Counterparts............................................................14
5.11  Severability............................................................14
5.12  Entire Agreement........................................................14

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                  REGISTRATION RIGHTS AND SHAREHOLDER AGREEMENT


     This REGISTRATION RIGHTS AND SHAREHOLDER AGREEMENT (this "Agreement") is made and entered into this 22nd day of January, 2007 by and among CULP, INC., a North Carolina corporation (the "Company"), and INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (the "Shareholder").

                              BACKGROUND STATEMENT

     The Company and the Shareholder are parties to an Asset Purchase Agreement, dated as of January 11, 2007 (the "Asset Purchase Agreement"), pursuant to which the Company purchased certain assets of the Shareholder's mattress ticking business (the "Business"). As partial consideration for the purchase of the assets pursuant to the Asset Purchase Agreement, the Company issued ________ Common Shares (as defined below) to the Shareholder. The Company and the Shareholder now desire to enter into this Agreement to set forth certain agreements regarding the Company's obligation to register such Common Shares and the Shareholder's ownership of such Common Shares.

                             STATEMENT OF AGREEMENT

     In consideration of the parties entering into the agreements and carrying out the transactions described in this Agreement, and for other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     "Affiliate" means with respect to any Person, each of the Persons that directly or indirectly, through one or more intermediaries, owns or controls, is controlled by or is under common control with, such Person. For the purpose of this Agreement, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

     "Commission" means the United States Securities and Exchange Commission or any other United States agency at the time administering the Securities Act.

     "Common Shares" means shares of common stock, par value $.05 per share, of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, or any successor United States statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

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     "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or other entity, a government or any department or agency thereof.

     "Public Offering" means any primary or secondary public offering of Common Shares pursuant to an effective registration statement under the Securities Act other than a registration statement on a form registering the types of transactions generally eligible for registration on Form S-4 or S-8 or any successor or similar form.

     "Public Sale" means any Public Offering or any sale of Common Shares to the public pursuant to Rule 144 effected through a broker or dealer.

     "Registrable Securities" means (i) the Common Shares (and associated rights to purchase series A participating preferred stock of the Company) issued or issuable to the Shareholder and (ii) any securities issued or issuable with respect to any such Common Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been distributed pursuant to such registration statement,
(ii) such securities have been sold pursuant to Rule 144 under the Securities Act, (iii) such securities shall have been otherwise transferred and the subsequent disposition thereof shall not require registration or qualification under the Securities Act or any similar state law then in force or (iv) such securities shall have ceased to be outstanding.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Article II, including, without limitation, (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all word processing, duplicating and printing expenses, (iv) messenger and delivery expenses, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) fees and expenses of any Persons engaged by the Company to assist the Company in preparing or assisting in preparing any filings, agreements, and other documents contemplated hereby, (vii) the fees and disbursements of one counsel for the Shareholder (but only in respect of a registration effected pursuant to Section 2.1), (viii) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered (if the Company elects to obtain any such insurance) and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

     "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act as such rule may be amended from time to time, or any successor rule then in force.

     "Securities Act" means the Securities Act of 1933, or any successor United States statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


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                                   ARTICLE II

                        REGISTRATION UNDER SECURITIES ACT

     2.1 Registration on Request.

     (a) Request. If at any time following the date of this Agreement, the Shareholder requests in writing that the Company effect the registration under the Securities Act of a specified number of the Registrable Securities held by it (which may be all or a portion of such Registrable Securities), specifying the intended method of disposition thereof, the Company, in accordance with the provisions of Section 2.3, will use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register for disposition in accordance with the intended method or methods of disposition stated in such request, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of Registrable Securities so to be registered, and shall file the registration statement necessary to effect such registration as set forth herein. Subject to Section 2.1(f), the Company shall be required to effect only one registration pursuant to this Section 2.1(a).

     (b) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to be effected for purposes of the last sentence of Section 2.1(a) (i) if a registration statement with respect thereto shall not have become effective within the time period specified herein, (ii) if, after it has become effective, such registration is terminated or withdrawn by the Company or is interfered with for any reason (excluding any postponement undertaken by the Company pursuant to the penultimate paragraph of Section 2.3) or by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or any court, and the result of such interference is to prevent the Shareholder from disposing the Registrable Securities to be sold thereunder in accordance with the intended methods of disposition, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten registration shall not be satisfied or waived with the consent of the Shareholder, other than as a result of any breach by the Shareholder of its obligations thereunder or hereunder.

     (c) Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate form of registration statement promulgated by the Commission as shall be selected by the Company and as shall permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition specified in the request of the Shareholder for such registration. The Company agrees to include in any such registration statement all information which the Shareholder shall reasonably request.

     (d) Expenses. The Company and the Shareholder will each pay 50% of all Registration Expenses in connection with any registration requested pursuant to this Section 2.1; provided, that the Shareholder shall not be responsible for such Registration Expenses under this Section 2.1 (together with any Registration Expenses paid by the Shareholder under Section 2.2) in excess of $50,000.

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     (e) Selection of Underwriters. If a requested registration pursuant to this
Section 2.1 involves a request by Shareholder for an underwritten offering, the managing underwriter or underwriters shall be selected by the Company's Board of Directors, subject to the approval of the Shareholder (which approval shall not be unreasonably withheld).

     (f) Priority in Requested Registrations. If a requested registration pursuant to this Section 2.1 involves a request by Shareholder for an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to the Shareholder) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Company and the Shareholder, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering Registrable Securities requested to be included in such registration. In the event that less than 80% of Registrable Securities requested to be included in the registration statement are included pursuant to this Section 2.1(f), the Company shall be required to effect one, and only one, additional registration pursuant to Section 2.1(a); provided, however, that no request for such additional registration may be made by the Shareholder prior to the expiration of 180 days after its initial request under Section 2.1(a).

     2.2 Incidental Registration.

     (a) Right to Include Registrable Securities. If, at any time following the date of this Agreement, the Company proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms or filed in connection with an exchange offer, or any offering of securities solely to the Company's existing security holders, and other than pursuant to Section 2.1), whether or not for sale for its own account, the Company will at each such time give prompt confidential written notice to the Shareholder of its intention to do so and of the Shareholder's rights under this Section 2.2. Upon the written request of the Shareholder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Shareholder and the intended method of disposition thereof), the Company will, subject to the provisions of Section 2.2(c), use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Shareholder, to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Shareholder and
(i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 2.2.

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     (c) Priority in Incidental Registrations. If a registration pursuant to this Section 2.2 involves an underwritten offering, and the managing underwriter shall advise the Company in writing, that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering (and, in the case of a Company Offering, within a price range reasonably acceptable to the Company), or that the kind of securities requested or otherwise proposed to be included in such registration statement would materially and adversely affect the success of such offering, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) if the registration includes securities to be offered by the Company, (A) first, the securities proposed to be registered by the Company, (B) second, Registrable Securities requested to be included in such registration by the Shareholder; and
(C) third, securities of other Persons, if any, requested to be included in such registration pro rata in accordance with the numbers of other securities proposed to be registered by the other Persons or otherwise allocated among such other Persons in such proportion as such holders and the Company shall agree, and (ii) if the registration is a secondary registration on behalf of other Persons, the Registrable Securities and securities of other Persons included in such registration pro rata in accordance with the numbers of Registrable Securities requested to be included by the Shareholder and the numbers of other securities proposed to be registered by the other Persons. Without the written consent of the Shareholder, the Company will not grant any registration rights inconsistent with the provisions of this Section 2.2. In the event a contemplated distribution does not involve an underwritten public offering, the determinations contemplated by this Section 2.2 shall be made by the Company's Board of Directors in good faith.

     2.3 Registration Procedures. If and whenever the Company is required to use commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will as expeditiously as possible:

     (a) use commercially reasonable efforts to prepare and within 45 days thereafter file with the Commission the requisite registration statement to effect such registration, and thereafter use its commercially reasonable efforts to cause such registration statement to become effective within 60 days after filing; provided, that before filing such registration statement or any amendments thereto, the Company will furnish to the Shareholder copies of all such documents proposed to be filed;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective for a period of either (i) not more than two years (subject to extension pursuant to the last paragraph of this Section 2.3) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or
(ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

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     (c) furnish to the Shareholder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of the Registrable Securities owned by the Shareholder, as the Shareholder may reasonably request;

     (d) use its commercially reasonable efforts to register or qualify such Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Shareholder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect and to take any other action which may be reasonably necessary or advisable to enable the Shareholder to consummate the disposition of the securities in such jurisdictions; provided, that the Company shall not for any such purpose be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this Section 2.3(d), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in such jurisdiction;

     (e) use its commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Shareholder to consummate the disposition of such Registrable Securities;

     (f) promptly notify the Shareholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Shareholder prepare and furnish to the Shareholder a copy of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (g) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to the Shareholder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus;

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     (h) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

     (i) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting), signed by the Company's independent public accountants in customary form and covering such matters customarily covered by comfort letters as the Shareholder reasonably requests (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

     (j) obtain a legal opinion of the Company's counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) as required by the underwriters, if any, or, if such registration does not include an underwritten public offering, in customary form and covering such matters customarily covered by opinion letters as the Shareholder reasonably requests.

     The Shareholder shall furnish the Company with such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request, including, without limitation, any financial information that the Shareholder has or has used in the Business to assist the Company in the preparation of financial statements, if any, that are required pursuant to the Commission's rules and regulations, within a reasonable time prior to the Company's preparation of a registration statement with respect to the Registrable Securities or any other filing that the Company is required to make with the Commission.

     The Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(f), the Shareholder will promptly discontinue the Shareholder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Shareholder's receipt of the supplemented or amended prospectus contemplated by Section 2.3(f) and, if so directed by the Company, the Shareholder will use its reasonable efforts to deliver to the Company all copies, other than permanent file copies then in the Shareholder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In addition, the Company may postpone the filing or effectiveness of a registration, or suspend the use of a registration statement, upon written notice to the Shareholder (which notice need not disclose the reason for such postponement or suspension), for a period not to exceed 90 days, if the Company reasonably believes that such registration might reasonably be expected to have a material adverse effect on any proposal or plan to engage in any material acquisition of assets or capital stock or any material merger, consolidation, tender offer or similar transaction or would otherwise require disclosure of material, nonpublic information which the Board of Directors of the Company reasonably determines should not be disclosed. In the event the Company shall give any such notice, the applicable time periods set forth above regarding the filing and effectiveness of registration statements required hereunder shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Shareholder shall have received the supplemented or amended prospectus contemplated by Section 2.3(f) or the end of the postponement or suspension period (which, if not specified in the Company's notice of such postponement or suspension, the Company shall promptly provide upon the termination of the event giving rise to the postponement or suspension). The Shareholder agrees that, during any period during which the use of a registration statement is suspended, it shall not make any offers or sales of Registrable Securities under such registration statement.

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     In the event that a registration statement covering the Registrable
Securities is not declared effective by the Commission within eight months of the date hereof, the provisions of Article III and Article IV shall no longer apply. Without limiting the remedies available to the Shareholder, the Company acknowledges that any failure to comply with its obligations hereunder may result in material irreparable injury to the Shareholder for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such default, the Shareholder may obtain such relief as may be requires to specifically enforce the Company's obligations hereunder.

     2.4 Underwritten Offerings.

     (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering. Such agreement shall be reasonably satisfactory in substance and form to the Shareholder and the underwriters and shall contain such representations and warranties by the Company and by the Shareholder and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 5.2.

     (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by
Section 2.2 and such securities are to be distributed by or through one or more underwriters, (i) the managing underwriter or underwriters shall be selected by the Company, and (ii) the Company will, if requested by the Shareholder as provided in Section 2.2, and subject to the provisions of Section 2.2(b), use its commercially reasonable efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Shareholder among the securities to be distributed by such underwriters.

     (c) Holdback. The Shareholder agrees for the benefit of the Company not to effect any Public Sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act (or any similar provision then in force), during the 10 days before and the 180 days after any underwritten registration pursuant to Section 2.1 or 2.2 has become effective, except as part of such underwritten registration.

     2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Shareholder, its underwriters, if any, and their respective counsel and accountants reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Company, to conduct a reasonable investigation within the meaning of the Securities Act.

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     2.6 Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person agrees to sell such Person's securities on the basis provided in any underwriting arrangements reasonably approved by the Company.

     2.7 Adjustments Affecting Registrable Securities. The Company will not effect or permit to occur any combination or subdivision of shares or other actions which would adversely affect the ability of the Shareholder to include Registrable Securities in any registration of its securities contemplated by this Article II or the marketability of Registrable Securities under any such registration.

                                  ARTICLE III

                              STANDSTILL AGREEMENT

     3.1 No Purchase of Additional Securities. The Shareholder agrees that, without the consent of the Company, for so long as it owns any Common Shares, neither it nor any of its Affiliates will (a) effect, or seek, offer or propose (whether publicly or otherwise) to effect, or announce any intention to effect, or cause or participate in or in any way assist, facilitate or encourage any other Person (other than the Company) to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (i) any acquisition of any securities (or beneficial ownership thereof), or rights or options to acquire any securities (or beneficial ownership thereof), or any assets, indebtedness or businesses of the Company or any of its subsidiaries, (ii) any tender or exchange offer, merger or other business combination involving the Company, any of the subsidiaries or assets of the Company or the subsidiaries thereof constituting a significant portion of the consolidated assets of the Company and its subsidiaries, (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries, or (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules promulgated by the Commission) or consents to vote any voting securities of the Company or any of its subsidiaries (each of (i)-(iv), a "Standstill Transaction"); (b) form, join or in any way participate in a "group" (as defined under the Exchange Act) with respect to a Standstill Transaction; (c) otherwise act, alone or in concert with others, to seek representation on or to control or influence the management, Board of Directors or policies of the Company or to obtain representation on the Board of Directors of the Company; (d) take any action which would or would reasonably be expected to force the Company to make a public announcement regarding any Standstill Transaction; or (e) enter into any discussions or arrangements with any third party with respect to any of the foregoing.

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                                   ARTICLE IV

                                VOTING AGREEMENT

     4.1 Voting Agreement and Grant of Proxy. The Shareholder agrees with the Company that for so long as the Shareholder owns or has the power, directly or indirectly, to vote Common Shares, it will vote or cause to be voted on each matter at each annual or special meeting of shareholders of the Company all such Common Shares owned by it or over which it has the power, directly or indirectly, to vote in accordance with the recommendation of the Board of Directors of the Company on such matter as such recommendation is included in the most recent proxy statement or supplement distributed by the Company in connection with such shareholders meeting. To effect the foregoing agreement, the Shareholder hereby appoints the Company as its proxy, with the power to appoint a substitute, and hereby authorizes the Company to represent and to vote in accordance with its agreement set forth in the immediately preceding sentence all Common Shares held of record by the Shareholder on the record date for each such meeting of shareholders of the Company or any adjournment thereof. This appointment of proxy shall be irrevocable and is coupled with the Shareholder's agreement set forth in the first sentence of this Section 4.1. The Shareholder will take such further action to execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by the Shareholder with respect to any Common Shares held by it.

                                   ARTICLE V

                                  MISCELLANEOUS

     5.1 Other Registration Rights. Notwithstanding anything to the contrary in this Agreement the Company shall be permitted to grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities; provided that to the extent the Company grants, prior to effecting a registration pursuant to Section 2.1(a), any registration rights to any Person that are more favorable to such Person than the rights of the Shareholder contained herein, the Company shall concurrently grant such rights to the Shareholder.

     5.2 Indemnification.

     (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article II, the Company will, and hereby does, indemnify and hold harmless, the Shareholder, its directors, officers, agents and employees and each other Person, if any, who controls the Shareholder within the meaning of the Securities Act and Exchange Act, and any underwriters, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained (x) in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto or any document included by reference therein, or (y) in any application or other document or communication (in this Section 5.2 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Persons for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by the Shareholder that contains any untrue statement of any material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified in respect of a claim for each jurisdiction in which such counsel is required, unless in the reasonable judgment of such counsel a conflict of interest may exist between such indemnified party and any other indemnified party in respect of such claim.

     (b) Indemnification by the Shareholder. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Article II, that the Company shall have received an undertaking satisfactory to it from the Shareholder to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.2(a)) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any application, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information prepared and furnished to the Company by the Shareholder that contains any untrue statement of any material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5.2, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 5.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which includes any admission of liability of such indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) Indemnification Payments. The indemnification required by this Section
5.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, subject to refund if the party receiving such payments is subsequently found not to have been entitled thereto hereunder.

     (e) If the indemnification provided for in Section 5.2(a) or (b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such Section, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Shareholder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Shareholder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Shareholder agree that it would not be just or equitable if contribution pursuant to this
Section 5.2(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the foregoing equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 5.2(e), the Shareholder shall not be required to indemnify or contribute any amount in excess of the net proceeds received by the Shareholder in connection with the sale of the Registrable Securities sold by such Holder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

     (f) The indemnity and contribution provisions contained in this Section 5.2 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Shareholder or any Person controlling the Shareholder, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, and (iii) any sale of Registrable Securities pursuant to a registration statement

     5.3 Amendments and Waivers. This Agreement may be amended, modified or supplemented only by written agreement of the Shareholder and the Company.

     5.4 Assignment; No Third-Party Rights. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as expressly permitted herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Company without the prior written consent of the Shareholder. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by the Shareholder, except that the Shareholder may collaterally assign its interest in this Agreement to its primary lender or lenders under the Shareholder's primary credit facility to secure its obligations under such facility. To the extent any such purchaser acquires Registrable Securities, such purchaser shall be deemed to be a Shareholder hereunder and all references herein to "the Shareholder" shall be deemed to be "the Shareholders", and all actions that may be taken by the Shareholder shall be effected by the act of holders of a majority of Registrable Securities acquired pursuant to the Asset Purchase Agreement, and all liabilities of the Shareholder and such purchasers shall be joint and not several. This Agreement and its provisions are for the sole benefit of the parties to this Agreement and their successors and permitted assigns and shall not give any other Person any legal or equitable right, remedy or claim.

     5.5 Notices. All communications provided for hereunder shall be in writing and shall be delivered personally or by telecopy or sent by first-class mail and addressed to each party at the address listed below:

     If to the Shareholder:

               International Textile Group, Inc.
               804 Green Valley Road
               Suite 300
               Greensboro, North Carolina 27408
               Attn: Gary L. Smith
               Facsimile: (336) 379-6972
               Copy to: Neil Koonce, Esq.
               Facsimile: (336) 379-6972

     If to the Company:

               Culp, Inc.
               1823 Eastchester Drive
               High Point, North Carolina 27265
               Attention: Franklin N. Saxon
               Facsimile: (336) 887-7089
     with copies to:

               Robinson, Bradshaw & Hinson, P.A.
               101 North Tryon Street, Suite 1900
               Charlotte, North Carolina 28246
               Attention: Henry H. Ralston
               Facsimile: (704) 378-4000

     5.6 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

     5.7 Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     5.8 Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate for breaches of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

     5.9 Governing Law. The execution, interpretation and performance of this Agreement shall be governed by the internal laws and judicial decisions of the State of North Carolina, without regard to principles of conflicts of laws.

     5.10 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     5.11 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

     5.12 Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                               CULP, INC.


                                               By: /s/ Franklin N. Saxon
                                                   Name: Franklin N. Saxon
                                                   Title: President



                                               INTERNATIONAL TEXTILE GROUP, INC.


                                               By: /s/ Gary L. Smith
                                                   Name: Gary L. Smith
                                                   Title: EVP and CFO



        [Signature Page to Registration Rights and Shareholder Agreement]